Access Flex Bear High Yield FundSM

CLASS	TICKER
Investor	AFBIX
Service	AFBSX

FEBRUARY 28, 2013

Summary Prospectus	Investor and Service Class Shares

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, both dated February 28, 2013, and as hereafter may be supplemented, are incorporated by reference into this summary prospectus. All this information may be obtained at no cost either: online at ProFunds.com/ProFundsinfo; by calling 888-PRO-3637 (888-776-3637) (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@ProFunds.com.

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FUND NUMBERS :: Investor Class 111 :: Service Class 141 ::	Access Flex Bear High Yield Fund ::	3

Important Information About the Fund

If Access Flex Bear High Yield Fund (the “Fund”) is successful in meeting its objective, its net asset value should generally lose value as the high yield market (i.e., U.S. corporate high yield debt market) is rallying (gaining value). Conversely, its net asset value should generally increase in value as the high yield market is falling (losing value). These results are generally opposite those of most traditional high yield mutual funds.

Investment Objective

The Fund seeks to provide investment results that correspond generally to the inverse of the total return of the high yield market consistent with maintaining reasonable liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses:
Recoupment*	0.05%	0.05%
Other Operating Expenses	1.79%	1.79%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.59%	3.59%
Fee Waivers/Reimbursements*	-0.81%	-0.81%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through February 28, 2014. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$729	$1,303	$2,864
Service Class	$281	$1,025	$1,791	$3,801

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests primarily in derivatives and money market instruments that ProFund Advisors believes, in combination, should provide investment results that inversely correspond to the high yield market.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt securities in order to gain inverse exposure to the high yield market. These derivatives principally include:

•

Credit Default Swaps (“CDSs”) — Bilateral financial contracts that transfer credit exposure between two parties. CDSs may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds. One party to a CDS (the “buyer”) receives credit protection or sheds credit risk, whereas the other party (the “seller”) to a CDS is selling credit protection or taking on credit risk. The seller typically receives one or more pre-determined periodic payments from the buyer. These payments are in consideration for guaranteeing to make a specific payment to the buyer should a negative credit event occur with respect to one of the issuers referenced in the CDS. The seller of an “unfunded” CDS would not make any payments to the buyer unless there is a negative credit event.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

4	:: Access Flex Bear High Yield Fund ::	TICKERS :: Investor Class AFBIX :: Service Class AFBSX
>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

The Fund seeks to maintain inverse exposure to the high yield market regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of periods favorable for the high yield market (which would generally be adverse market conditions for this Fund). As a result, the Fund may not achieve its investment objective during these periods. To find out if the Fund has sufficient assets to invest to attempt to meet its objective, you may call 1-888-776-3637. There is no assurance that the Fund will achieve its investment objective.

The Fund may invest up to 25% of its assets in foreign securities or financial instruments with respect to foreign securities.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk and liquidity risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if a reference asset has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the reference asset reverses all or a portion of its intraday move by the end of the day.

Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

CDS (Credit Default Swap) Risk – The Fund will normally be a net “buyer” of CDSs. When the Fund is a buyer of an unfunded CDS, upon the occurrence of a credit event, the counterparty to the Fund has an obligation to pay the full notional value of a defaulted reference obligation and take delivery from the Fund of such obligation either through physical settlement or cash settlement. Since CDSs may be physically settled, the Fund may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value. An active market may not exist for any of the CDSs in which the Fund invests or in the reference obligation subject to the CDSs. As a result, the Fund’s ability to maximize returns or minimize losses on such CDSs may be impaired. Other risks of CDSs include the difficulties in valuing a CDS depending on whether an active market exists for them or the lack of pricing transparency and the risk that the CDSs utilized by the Fund perform in a manner that does not inversely correlate to the high yield market or perform in other ways that are not expected. The Fund’s positions in CDSs are also subject to counterparty risk, market risk and interest rate risk. Because certain CDSs involve many reference issuers and there are no limitations on the notional amount established for CDSs, the Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified. A CDS may involve greater risks than investing directly in the underlying reference obligations. For example, a CDS may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the CDS. Investing in CDSs may be considered an aggressive investment technique.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Exposure to Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. While the realization of certain of these risks may benefit the Fund because the Fund seeks investments results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.

FUND NUMBERS :: Investor Class 111 :: Service Class 141 ::	Access Flex Bear High Yield Fund ::	5

High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance. While the realization of certain of these risks may benefit the Fund because the Fund seeks investments results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Fund. As a Fund seeking investment results that correspond to the inverse of the high yield market, the Fund’s performance will generally be more favorable when interest rates rise and less favorable when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders should lose money when the high yield market gains value — a result that is the opposite from the results of investing in traditional high yield mutual funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the total return of the high yield market.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. As a fund seeking investment results that correspond to the inverse of the high yield market, the Fund’s performance will generally decrease when market conditions cause improved performance in the high yield market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or counterparties). During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to

6	:: Access Flex Bear High Yield Fund ::	TICKERS :: Investor Class AFBIX :: Service Class AFBSX

greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, the bond markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary, perhaps significantly, from the performance of the high yield market.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2009): 13.14%;

Worst Quarter (ended 9/30/2009): -12.18%.

Average Annual Total Returns

As of December 31, 2012

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				4/27/05
– Before Taxes	-17.60%	-13.92%	-10.37%
– After Taxes on Distribution	-17.60%	-13.92%	-10.53%
– After Taxes on Distribution and Sale of Shares	-11.44%	-11.22%	-8.28%
Service Class Shares	-18.45%	-14.82%	-11.31%	4/27/05
JPMorgan Domestic High Yield Index#	15.39%	10.46%	9.19%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Jeffrey Ploshnick, Senior Portfolio Manager, has managed the Fund since April 2005.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such an arrangement.

FUND NUMBERS :: Investor Class 111 :: Service Class 141 ::	Access Flex Bear High Yield Fund ::	7

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

P.O. Box 182800

Columbus, OH 43218-2800

Access One Trust

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: ProFunds.com

Investment Company Act File No. 811-21634	AFB-FEB13